UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21705
Nuveen Tax-Advantaged Floating Rate Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: June 30
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds

Semi-Annual Report December 31, 2009

Nuveen Tax-Advantaged Floating Rate Fund JFP

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NUVEEN
Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Tax-Advantaged Floating Rate Fund (JFP)

The Nuveen Tax-Advantaged Floating Rate Fund (JFP) is sub-advised by a team of specialists at Spectrum Asset Management, Inc., an affiliate of Principal Global Investors, LLC. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, led the team during the period. Bernie retired as of December 31, 2009. Here Mark, Bernie and Phil talk about their management strategy and the performance of the Fund for the six-month period ended December 31, 2009.

What was your management strategy during the six-month period?

Our overall strategy did not change during this period. We look to invest at least 80% of the Fund’s assets in adjustable rate preferred stock and other adjustable rate securities designed to pay dividends that qualify for favorable federal income tax treatment. At least 90% of the Fund’s managed assets were invested in securities, that, at the time of investment, were rated investment grade, or were unrated but judged to be of comparable quality. The Fund expects that a substantial portion of its assets will be invested in securities issued by banking companies and other financial institutions, including securities of middle market banking companies.

While the Fund’s investment objectives of providing an attractive level of after-tax current income and capital preservation remain unchanged, our ability to actively manage the portfolio to achieve these objectives was limited during the period by perceptions of poor financial health among many middle market banks. This stress, whether real or perceived, caused many market participants to step back and forced sellers with no other options to accept very unappealing prices. This thin trading, often at relatively low prices, created an environment that severly limited our purchase and trading opportunities.

It should be noted that the qualified dividend income provisions of the federal tax code are set to expire on December 31, 2010. In the event these provisions are not extended, dividends now referred to as “qualified dividends” would be taxed at normal marginal tax rates beginning in 2011.

Nuveen Investments	3

How did the Fund perform over this six-month period?

The performance of the Fund, as well as the performance of two market indexes, is presented in the accompanying table.

*	Six-month returns are cumulative. One-year returns are annualized.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1	The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Average Annual Total Return on Common Share Net Asset Value (NAV) *
For periods ended 12/31/09

	Six-Month	One-Year
JFP	–19.85%	–29.06%
Merrill Lynch Adjustable Rate Preferred Index[1]	41.55%	50.83%
Barclays Capital U.S. Aggregate Bond Index[2]	3.95%	5.93%

The six-months ended December 31, 2009, continued to be challenging for the Fund, as its common share net asset value-based return substantially underperformed both of its comparative market indexes, for the reasons set forth below.

As described in the prospectus for the Fund’s initial public offering, the Fund invested a majority of its assets in adjustable rate preferred stocks issued by smaller “middle market” banks, with the remainder invested in preferred stocks issued by larger banks or other financial institutions. In late summer 2008, as disruptions in the financial sector intensified, the Fund announced that it was discontinuing the use of financial leverage as part of a restructuring designed to reduce common share net asset value volatility and potentially mitigate the risk of continued erosion of shareholder capital due to the unprecedented market turmoil. In order to raise sufficient cash to fully redeem its outstanding leverage, during late 2008 and early 2009 the Fund sold holdings of preferred securities issued by larger financial institutions which generally had significantly greater liquidity than securities issued by middle market banks. As a result of these sales, the Fund’s less liquid holdings of preferred securities issued by middle market banks became an even greater portion of its portfolio.

The Fund benefited from a general rebound in financial markets since March 2009, as its net asset value climbed 53% from a low of $2.21 on March 12, 2009, to $3.39 on October 31, 2009. However, the Fund also continued to face challenges in its investment portfolio as middle market banks confronted deteriorating operating conditions, which led a number of them to suspend dividends on their preferred securities in order to conserve capital. As of December 31, 2009, the Fund’s common share NAV had retreated to $2.20 and issuers had suspended dividends on twelve of the seventeen preferred stocks held by the Fund. Four of these issuers — RMG Capital Corp., River Valley Bancorp, Rogers Bancshares and Shorebank — suspended their non-cumulative preferred stock dividends during this six-month reporting period. After the close of the reporting period, City National Bancshares Corp. also stopped paying its preferred stock dividend. The value of each of these holdings dropped sharply when the issuer notified preferred shareholders that it would discontinue paying preferred share dividends. This led to a significant decline in the Fund’s net asset value during the last two months of the year. The prospects are unclear for the remaining four middle market bank preferred stocks held by the Fund that were still paying dividends at the time this report was published.

It should be noted that the Barclays Capital Index is designed to track fixed-income investments generally and not the preferred equity securities in which the Fund primarily invests. The major factor causing the Fund’s poor performance, both in absolute terms as

4	Nuveen Investments

well as against the Merrill Lynch Adjustable Rate Preferred Index, was the Fund’s concentration in adjustable rate preferred stocks issued by middle market banks at the beginning of the period, and the poor performance of those preferred stocks during this six-month timeframe.

The Fund continues to evaluate actions that might be taken to improve the liquidity and/or investment prospects of the Fund’s portfolio, although the illiquidity of its middle market bank holdings will continue to provide challenges and may continue to limit the available options, at least in the near term.

Nuveen Investments	5

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its monthly distribution to common shareholders three times over the six-month period. As noted previously, twelve of the seventeen preferred securities held by the Fund were not paying dividends as of the end of the period, and the dividend discontinuation for four of those twelve was announced during the six-month period, negatively impacting the income available to pay common share dividends.

The Fund has a managed distribution policy, which permits the Fund to include as part of its monthly distributions supplemental amounts from sources other than net investment income. However, the Fund’s monthly distributions during this period did not include any supplemental amounts representing actual or anticipated portfolio price appreciation. Rather, the fact that the Fund paid out substantially more in monthly distributions than the amount of its net earnings during the period was attributable to the discontinuation of dividends by four holdings during the period, as described above.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six-months ended December 31, 2009. The information is presented on a tax basis rather than on a generally accepted accounting principles basis (GAAP).

As of 12/31/09 (Common Shares)	JFP
Inception date	3/28/05
Six months ended December 31, 2009:
Per share distribution:
From net investment income	$0.09
From realized capital gains	0.00
Tax return of capital	0.05

Total per share distribution	$0.14

Distribution rate on NAV	6.36%

Average annual total returns:
Six-Month (Cumulative) on NAV	-19.85%
1-Year on NAV	-29.06%
Since inception on NAV	-25.98%

6	Nuveen Investments

Common Share Repurchases and Share Price Information

Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding common shares.

As of December 31, 2009, the Fund was trading at a -2.73% discount to its NAV, compared with an average discount of -4.46% for the six-month period.

Nuveen Investments	7

JFP Performance OVERVIEW	Nuveen Tax-Advantaged Floating Rate Fund
as of December 31, 2009

Fund Snapshot
Common Share Price	$2.14

Common Share Net Asset Value	$2.20

Premium/(Discount) to NAV	-2.73%

Market Yield[1]	8.41%

Net Assets Applicable to Common Shares ($000)	$30,655

Average Annual Total Return
(Inception 3/28/05)
	On Share Price	On NAV
6-Month (Cumulative)	-28.35%	-19.85%

1-Year	-22.09%	-29.06%

Since Inception	-26.64%	-25.98%

Industries
(as a % of total investments)
Commercial Banks	83.2%

Diversified Financial Services	0.7%

Thrifts & Mortgage Finance	0.6%

Short-Term Investments	15.5%

Portfolio Allocation (as a % of total investments)

*	76.6% of total Preferred Securities are invested in Middle Market Banks.
**	56.5% of total Capital Preferred Securities are invested in Middle Market Banks.

2009 Monthly Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

8	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

JFP
Approval of the Board Members was reached as follows:
Common Shares
Robert P. Bremner
For	11,085,589
Withhold	926,097

Total	12,011,686

Jack B. Evans
For	11,089,589
Withhold	922,097

Total	12,011,686

William C. Hunter
For	11,089,589
Withhold	922,097

Total	12,011,686

William J. Schneider
For	11,089,589
Withhold	922,097

Total	12,011,686

Nuveen Investments	9

JFP	Nuveen Tax-Advantaged Floating Rate Fund Portfolio of INVESTMENTS
December 31, 2009 (Unaudited)

Shares	Description (1)	Coupon				Ratings (2)	Value
	Preferred Securities – 83.6%

	Commercial Banks – 82.5%

9,000	ABN AMRO North America Capital Funding, 144A, (5)	6.968%				BB		$5,099,063
7,000	City National Bancshares Corporation, Series F, 144A, (MMB), (3)	8.533%				N/R		4,086,250
10,000	Elmira Savings Bank, 144A, (MMB), (3)	8.998%				N/R		7,531,874
40,000	HSBC USA Inc.	4.500%				A3		892,000
5,000	MidCarolina Financial Corporation, Series 144A, (MMB), (3), (5)	8.342%				N/R		3,439,063
10,000	Pedcor Bancorp., 144A, (MMB), (3), (5)	4.004%	(4)			N/R		236,000
5,000	Pedcor Financial Bancorp., 144A, (MMB), (3), (5)	4.001%	(4)			N/R		118,000
5,000	Regent Bancorp Inc., Series A, 144A, (MMB), (3), (5)	8.481%				N/R		2,973,438
10,000	River Valley Bancorp, Series A, 144A, (MMB), (3)	4.204%	(4)			N/R		236,000
10,000	Rogers Bancshares Inc., 144A Series A, (MMB), (3), (5)	4.203%	(4)			N/R		236,000
10,000	Shorebank Corporation, Series 144A, (MMB), (3), (5)	4.084%	(4)			N/R		236,000
1,000	Southern Bancorp Inc., 144A, (MMB), (3)	4.232%	(4)			N/R		218,750
10,000	Vineyard National Bancorp, 144A Series C, (MMB), (3), (5)	4.084%	(4)			N/R		100

	Total Commercial Banks							25,302,538

	Diversified Financial Services – 0.7%

10,000	Blossman Bancshares, Inc., 144A, (MMB), (3), (5)	8.730%				N/R		211,625

	Thrifts & Mortgage Finance – 0.4%

5,000	RMG Capital Corporation, 144A, (MMB), (3), (5)	4.201%	(4)			N/R		118,000

	Total Preferred Securities (cost $120,695,120)							25,632,163

Principal
Amount (000)/
Shares	Description (1)	Coupon		Maturity		Ratings (2)	Value
	Capital Preferred Securities – 0.4%

	Commercial Banks – 0.2%

10	First Bank of Oak Park Corporation, Series 2005A, 144A, (MMB), (3), (5)	3.006%	(4)		6/30/55	N/R		$67,200

	Thrifts & Mortgage Finance – 0.2%

5,181	MM Community Funding Trust XVIII Limited, Class D, (3), (5)	2.051%	(4)		12/26/39	N/R		51,807

	Total Capital Preferred Securities (cost $15,001,807)							119,007

Principal
Amount (000)	Description (1)	Coupon		Maturity			Value
	Short-Term Investments – 15.4%

$4,722	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $4,722,353, collateralized by $4,855,000 U.S. Treasury Notes, 3.250%, due 12/31/16, value $4,818,588	0.000%		1/04/10			$4,722,353

	Total Short-Term Investments (cost $4,722,353)						4,722,353

	Total Investments (cost $140,419,280) – 99.4%						30,473,523

	Other Assets Less Liabilities – 0.6%						181,637

	Net Assets Applicable to Common Shares – 100%						$30,655,160

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.
(4)	Security has a floating rate coupon which is periodically reset based on fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.
N/R	Not rated.
(MMB)	Middle Market Bank.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

10	Nuveen Investments

Statement of ASSETS & LIABILITIES
December 31, 2009 (Unaudited)

Assets
Long-term investments, at value (cost $135,696,927)	$25,751,170
Short-term investments (at cost, which approximates value)	4,722,353
Dividends receivable	236,200
Other assets	19,336

Total assets	30,729,059

Liabilities
Accrued expenses:
Management fees	17,324
Other	56,575

Total liabilities	73,899

Net assets applicable to Common shares	$30,655,160

Common shares outstanding	13,918,947

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$2.20

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$139,189
Paid-in surplus	196,614,937
Undistributed (Over-distribution of) net investment income	(952,995)
Accumulated net realized gain (loss) from investments and derivative transactions	(55,200,214)
Net unrealized appreciation (depreciation) of investments	(109,945,757)

Net assets applicable to Common shares	$30,655,160

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	11

Statement of OPERATIONS
Six Months Ended December 31, 2009 (Unaudited)

Investment Income	$1,680,534

Expenses
Management fees	182,602
Shareholders’ servicing agent fees and expenses	142
Custodian’s fees and expenses	5,253
Trustees’ fees and expenses	6,585
Professional fees	14,495
Shareholders’ reports – printing and mailing expenses	16,881
Stock exchange listing fees	4,647
Investor relations expense	42,759
Other expenses	7,618

Total expenses before expense reimbursement	280,982
Expenses reimbursement	(61,398)

Net expenses	219,584

Net investment income	1,460,950

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,156,954)
Change in net unrealized appreciation (depreciation) of investments	(7,906,692)

Net realized and unrealized gain (loss)	(9,063,646)

Net increase (decrease) in net assets applicable to Common shares from operations	$(7,602,696)

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	12/31/09	6/30/09
Operations
Net investment income	$1,460,950	$7,016,473
Net realized gain (loss) from:
Investments	(1,156,954)	(30,983,696)
Interest rate swaps	–	(64,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(7,906,692)	(32,099,280)
Interest rate swaps	–	68,337
Distributions to FundPreferred shareholders:
From net investment income	–	(667,801)
From accumulated net realized gains	–	–

Net increase (decrease) in net assets applicable to Common shares from operations	(7,602,696)	(56,729,967)

Distributions to Common Shareholders
From and in excess of net investment income	(1,934,456)	–
From net investment income	–	(8,246,467)
Tax return of capital	–	(71,781)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,934,456)	(8,318,248)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	60,476	77,525

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	60,476	77,525

Net increase (decrease) in net assets applicable to Common shares	(9,476,676)	(64,970,690)
Net assets applicable to Common shares at the beginning of period	40,131,836	105,102,526

Net assets applicable to Common shares at the end of period	$30,655,160	$40,131,836

Undistributed (Over-distribution of) net investment income at the end of period	$(952,995)	$(479,489)

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of CASH FLOWS
Six Months Ended December 31, 2009 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(7,602,696)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(861,718)
Proceeds from sales and maturities of investments	682,048
Proceeds from (Purchases of) short-term investments, net	(174,045)
Amortization (Accretion) of premiums and discounts, net	(3)
(Increase) Decrease in receivable for dividends	308,368
(Increase) Decrease in receivable for interest	7,445
(Increase) Decrease in other assets	170
Increase (Decrease) in accrued management fees	(4,010)
Increase (Decrease) in accrued other liabilities	24,960
Net realized (gain) loss from investments	1,156,954
Change in net unrealized (appreciation) depreciation of investments	7,906,692

Net cash provided by (used in) operating activities	1,444,165

Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(2,321,249)

Net cash provided by (used in) financing activities	(2,321,249)

Net Increase (Decrease) in Cash	(877,084)
Cash at beginning of period	877,084

Cash at the End of Period	$–

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $60,476.

See accompanying notes to financial statements.

14	Nuveen Investments

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Floating Rate Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (NYSE) and trade under the ticker symbol “JFP”. The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund’s primary investment objective is to provide an attractive level of after-tax current income. The Fund’s secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing at least 80% of its managed assets in adjustable rate preferred stock and other adjustable rate securities that the Fund believes, at the time of investment, are eligible to pay dividends that qualify for favorable federal income tax treatment (eligibility for the “dividends received deductions” or classified as “qualified dividend income”). At least 90% of the Fund’s managed assets will be invested in securities that at the time of investment, are rated investment grade, or are unrated but judged to be of comparable quality by the Fund’s sub-advisor, Spectrum Asset Management, Inc. (“Spectrum”).

A substantial portion of the Fund’s investments will be invested in securities issued by banking companies and other financial institutions, including securities of middle market banking companies. The Fund’s concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition that could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate. The Fund may invest up to 25% of its managed assets in investment-grade securities issued by non-financial companies.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund’s investment portfolio are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor’s credit characteristics considered relevant by such pricing service to determine valuations. The Fund’s Board of Trustees has approved procedures which permit Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor’s credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. The prices of fixed-income securities and interest rate swap contracts are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of

Nuveen Investments	15

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Effective with the distribution payable October 1, 2008, and subject to approval and oversight by the Fund’s Board of Trustees, the Fund began to make as part of its monthly distributions supplemental amounts from sources other than net investment income (“Managed Distribution Program”). The Fund seeks to establish a distribution rate which reflects the projected net income from its portfolio of floating-rate securities and potentially also includes a portion of any anticipated recovery over time in the value of these securities. Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of June 30 each year.

The actual character of distributions made by the Fund during the fiscal year ended June 30, 2009, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended December 31, 2009, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of December 31, 2009, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at December 31, 2009, reflect an over-distribution of net investment income.

FundPreferred Shares
The Fund is authorized to issue FundPreferred shares. During the fiscal year ended June 30, 2009, the Fund redeemed all $78,000,000 of its outstanding 3,120 Series Th FundPreferred shares, at liquidation value.

Interest Rate Swaps
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap contracts in an attempt to manage such risk. The Fund’s use of interest rate swap contracts is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund’s

16	Nuveen Investments

portfolio of investments. Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of interest rate swaps.” Once periodic payments are settled in cash, the net amount is recognized as “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. The Fund did not invest in interest rate swap contracts during the six months ended December 31, 2009.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	17

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$–	$5,991,063	$19,760,107	$25,751,170
Short-Term Investments	4,722,353	–	–	4,722,353

Total	$4,722,353	$5,991,063	$19,760,107	$30,473,523

*	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance at beginning of period	$30,261,089
Gains (losses):
Net realized gains (losses)	–
Net change in unrealized appreciation (depreciation)	(10,501,700)
Net purchases at cost (sales at proceeds)	718
Net discounts (premiums)	–
Net transfers in to (out of) at end of period fair value	–

Balance at end of period	$19,760,107

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes $(10,501,700) of net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end.

3.	Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended December 31, 2009.

4.	Fund Shares
Common Shares
Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding Common shares.

Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	12/31/09	6/30/09
Common shares issued to shareholders due to reinvestment of distributions	20,704	29,960

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Six Months Ended		Year Ended
	12/31/09		6/30/09
	Shares	Amount	Shares	Amount
Series Th shares redeemed:	N/A	N/A	3,120	$78,000,000

N/A – The Fund redeemed all $78,000,000 of its outstanding Fund Preferred shares during the fiscal year ended June 30, 2009.

18	Nuveen Investments

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the six months ended December 31, 2009, were as follows:

Purchases	861,718
Sales and maturities	682,048

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2009, the cost of investments was $140,419,281.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2009, were as follows:

Gross unrealized:
Appreciation	$31,000
Depreciation	(109,976,758)

Net unrealized appreciation (depreciation) of investments	$(109,945,758)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 1, 2009, paid on July 1, 2009.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$9,536,437
Distributions from net long-term capital gains	–
Tax return of capital	71,781

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2009, the Fund’s last tax year end, the Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

Expiration:
June 30, 2016	$350,745
June 30, 2017	38,341,520

Total	$38,692,265

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $15,350,997 are treated as having arisen on the first day of the current fiscal year.

Nuveen Investments	19

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum, under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

20	Nuveen Investments

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2005 *	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

8.	New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9.	Subsequent Events
Distributions to Common Shareholders
The Fund declared a $.0150 Common share dividend distribution from its net investment income which was paid on February 1, 2010, to shareholders of record on January 15, 2010.

Nuveen Investments	21

Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
											Offering Costs,
				Distributions							Fund
				from Net	Distributions		Net		Tax		Structuring
	Beginning			Investment	from Capital		Investment	Capital	return of		Fee and		Ending
	Common		Net	Income to	Gains to		Income to	Gains to	Capital to		FundPreferred		Common
	Share	Net	Realized/	FundPreferred	FundPreferred		Common	Common	Common		Share		Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-	Share-		Underwriting		Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†	holders†	Total	holders******	holders	holders	Total	Discounts		Value	Value

Year Ended 6/30:
2010(d)	$2.89	$.10	$(.65)	$–	$–	(0.55)	$(.14)	$–	$–	$(.14)	$–		$2.20	$2.14
2009	7.58	.51	(4.55)	(.05)	–	(4.09)	(.59)	–	(.01)	(.60)	–		2.89	3.14
2008	14.66	1.24	(6.98)	(.25)	(.01)	(6.00)	(1.03)	(.05)	–	(1.08)	–	***	7.58	7.23
2007(c)	14.46	1.24	.14	(.24)	(.02)	1.12	(.87)	(.05)	–	(.92)	–		14.66	14.42
Year Ended 7/31:
2006	14.12	1.10	.27	(.23)	–	1.14	(.80)	–	–	(.80)	–		14.46	13.18
2005(b)	14.33	.15	.02	(.03)	–	.14	(.20)	–	–	(.20)	(.15)		14.12	13.42

22	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Reimbursement				After Reimbursement**						FundPreferred Shares at End of Period
	Based on
	Common	Ending
	Share	Net Assets											Aggregate	Liquidation
Based on	Net	Applicable to			Net				Net		Portfolio		Amount	and Market	Asset
Market	Asset	Common			Investment				Investment		Turnover		Outstanding	Value Per	Coverage
Value*	Value*	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate		(000)	Share	Per Share

(28.35)%	(19.85)%	$30,655	1.37	%****	6.84	%****	1.07	%****	7.15	%****	2%		$–	$–	$–
(48.08)	(55.30)	40,132	1.61		12.00		1.21		12.40		–	*****	–	–	–
(44.63)	(43.04)	105,103	1.54		9.81		1.09		10.26		10		78,000	25,000	58,687
16.84	7.98	203,128	1.44	****	8.84	****	1.02	****	9.26	****	28		78,000	25,000	90,105

4.52	8.28	200,354	1.45		7.29		1.03		7.71		38		78,000	25,000	89,216
(9.24)	(.08)	195,645	1.26	****	2.88	****	.90	****	3.25	****	19		78,000	25,000	87,707

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
***	Rounds to less than $.01 per share.
****	Annualized.
*****	Calculates to less than 1%.
******	Represents distributions paid “From and in excess of net investment income” for the six months ended December 31, 2009.
†	The amounts shown are based on Common share equivalents.
††	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, where applicable.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period March 28, 2005 (commencement of operations) through July 31, 2005.
(c)	For the eleven months ended June 30, 2007.
(d)	For the six months ended December 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	23

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

24	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	25

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

26	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased
–

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	27

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

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ESA-A-1209D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Floating Rate Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 10, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 10, 2010

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 10, 2010

*	Print the name and title of each signing officer under his or her signature.